Supplement to the currently effective STATEMENTs OF ADDITIONAL INFORMATION

DWS International Growth Fund

Julia A. Merz has been added as a portfolio manager of the fund and, together with Sebastian P. Werner, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS International Growth Fund in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statements of Additional Information. The information for Julia A. Merz and Sebastian P. Werner is provided as of the fund’s most recent fiscal year end.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Sebastian P. Werner	$10,001 - $50,000	$50,001 - $100,000
Julia A. Merz	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian P. Werner	8	$3,866,057,937	0	$0
Julia A. Merz	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian P. Werner	1	$223,545,902	0	$0
Julia A. Merz	0	$0	0	$0

November 12, 2019
SAISTKR-49

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Sebastian P. Werner	16	$224,906,369	0	$0
Julia A. Merz	0	$0	0	$0

Please Retain This Supplement for Future Reference

November 12, 2019

SAISTKR-49